UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	FEBRUARY 28

Date of reporting period:	MARCH 1, 2007 - FEBRUARY 29, 2008
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

February 29, 2008

Systematic Value Fund

Systematic Mid Cap Value Fund

Managers AMG Funds

Systematic Value Fund and Systematic Mid Cap Value Fund

Annual Report - February 29, 2008

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

PORTFOLIO MANAGER COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Systematic Value Fund	5

Systematic Mid Cap Value Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	15

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	16

Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	17

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	18

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	19

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder,

As we head into the second quarter of 2008, you are undoubtedly aware that the financial markets have been under pressure for the past six months and that this has pulled stock market returns into negative territory. While we are never pleased to report negative results for any period, the reality of investing in stocks carries with it periods of down markets. Although both the Systematic Value Fund and the Systematic Mid Cap Value Fund had much better results than their benchmarks, they did so by having smaller declines in value. Longer-term results remain positive.

Institutional Share Class Returns Periods ended 2/29/08	1 Year	3 Years	5 Years	Since Inception	Inception Date
Systematic Value Fund	(3.94)%	7.10%	14.89%	8.54%	4/1/2002
Russell 1000® Value Index	(7.91)%	5.79%	13.89%	6.87%	4/1/2002
Systematic Mid Cap Value	(2.13)%	—	—	1.67%	12/21/2006
Russell Mid Cap® Value Index	(12.26)%	6.82%	17.09%	(7.37)%	12/21/2006

Note: Returns greater than one year are annualized.

Performance for all classes of shares as well as detailed reviews of the performance and positioning of the Funds are included within this report.

Reviewing the economic environment that existed during this period of negative returns, as well as looking into the future, we believe that the worst of the economic news has now been seen and heard, and that long-term investors are now best served by focusing on the opportunities that will come as our economy deals with these known problems. To further illustrate the point that the cat is out of the bag in terms of bad news, note that virtually every economist now agrees that the U.S. economy is in recession, we have already experienced the virtual failure of Bear Stearns & Co. (the demise of a prominent financial institution is often the peak marker of a financial crisis), and financial institutions worldwide have already written off over $300 billion related to losses in mortgage related securities – a sum greater than the S&L crisis of the 1980’s. Even though the news of this current financial crisis is fast becoming history, it is interesting to examine its origin and magnitude.

The recent economic events and financial market volatility have largely been driven by the decline in U.S. home values and the related devaluation of the mortgage securities market. These problems have become vast because of the interconnected nature of the global credit markets. At first pass, it may seem astounding that something as simple as a loan to purchase one’s home could cause a crisis of historic magnitude throughout the world’s financial markets. To best grasp this situation, it is important to recognize the huge size of the residential mortgage and associated mortgage securities markets. At the end of 2007, those markets totaled $11.1 trillion and $7.2 trillion, respectively, each well in excess of the $5.1 trillion in total U.S. Treasury securities outstanding (as one point of comparison).

The situation developed out of good enough intentions backed by a variety of policy decisions geared to make home ownership easier for many Americans. Easy money policies, begun in the Clinton/Greenspan era and continued under Bush/Greenspan, lowered the cost of financing and helped drive one of the longest and largest U.S. housing market booms. In fact, the decade ending in 2005 was one of the strongest periods of U.S. housing growth since the post-WWII boom. In the 1990s, an innovation called subprime mortgage loans – or loans to individuals with limited or impaired credit histories – was introduced. Subprime mortgage loan originations grew 25% per year between 1994 and 2003. By the end of 2006, subprime mortgages approximated $1.5 trillion and accounted for over 20% of all mortgage originations, up from 6% in 2002. Home ownership became an option for millions of borrowers who would not qualify for conventional loans. At the height of the frenzy, lenders were offering subprime mortgages with little or no money down and no income verification. During this time, climbing housing prices supported increasingly lax lending policies, which fueled more demand for houses, leading to even higher housing prices.

In a low-rate environment, investors thirsted for higher-yielding options, and Wall Street saw the interest payments on subprime mortgages as great sources of higher yield. “Structured financing”

Letter to Shareholders (continued)

wizards came up with ways to pool subprime mortgages with other mortgage loans and use different combinations of the cash flows to create new securities offering (supposedly) graduated levels of risk and return. The most popular version was called Collateralized Debt Obligations (“CDOs”). Hedge funds and other institutions were using leverage (in some cases above 30:1) to acquire vast sums of these higher-yielding securities, at what they believed was risk comparable to that of corporate securities. The use of leverage left little room for error in the risk assessment of these mortgage securities. During this time mortgage defaults had been at all-time lows for an extended period and everyone “knew” housing prices only went up. Relying on these faulty assumptions and failing to detect the deteriorating fundamentals of the underlying loans led credit agencies to assign overly rosy credit ratings and lenders to relax credit standards. By the end of 2007, the result was $7.2 trillion in mortgage-related securities, more than double the $3.3 trillion that existed at the start of the decade.

Meanwhile, the first signs of rising home-loan foreclosures began in 2004 in the Rust Belt cities. By 2006, however, foreclosures had begun a steady rise across the country and had spread to most major markets. On the pricing side, the S&P/Case-Shiller U.S. National Home Price Index (CS US NHPI), a broad composite of single-family home price indices for the nine U.S. Census divisions, peaked in mid-2006 and began what has since been a steady decline. Subprime problems hit the prime-time press in March 2007 when Countrywide Financial, the country’s largest mortgage lender at the time, reported in an SEC filing on March 1, 2007 that payments were late on 19% of its subprime loans – up from 15.2% at the end of 2005 and 11.3% at the end of 2004. In April 2007, New Century Financial Corp., the second largest subprime lender in 2006, filed for bankruptcy. By August 2007, Bloomberg reported that over 100 subprime lenders had halted operations or had sought buyers since the beginning of 2006. In January 2008, Countrywide Financial agreed to be taken over by Bank of America Corp., becoming yet another addition to the list of casualties.

As the cycle of easy money supporting rising housing prices collapsed, it triggered a credit crisis of unprecedented proportions. Why? In the simplest terms, we believe it came down to two things: a crisis of confidence by lenders in the credit-worthiness of their counterparties and a scramble by sophisticated investors to unwind the huge amounts of leverage they had taken on in the easy-money environment.

As 2007 progressed, this credit crisis was becoming more apparent and the devaluation of the mortgage securities market started gaining momentum. In late July 2007, two mortgage-related hedge funds run by Bear Stearns & Co. went bankrupt. Banks began to realize they did not know the extent to which they or their borrowers had exposure to subprime loans, as these loans were now pooled with others and repackaged into CDOs. As banks absorbed whopping losses from the mortgage market, the credit contagion spread to all corners of the liquidity market, and investor concerns about the future of the economy mounted. In early March 2008, a spate of highly leveraged hedge funds closed amid steep losses and margin defaults. Of course, the most dramatic casualty of the crisis to date was the demise of Bear Stearns & Co. in mid-March, as it apparently faced a run from customers and creditors.

As we have said, this news is now well known and significant damage has already been done to leveraged investors and short-term traders. We believe that long-term investors will quickly return to focusing on the opportunities that accompany the mending of the issues. In fact, much work has already been done to get the economy back on track, and we believe this foundation will produce some positive surprises (albeit against the greatly reduced expectations caused by all the recent bad news) over the next few quarters.

The Federal Reserve (“the Fed”) took swift and, in some cases, unconventional actions during the second half of 2007 and into 2008. Since last August, the Fed has slashed the Fed funds and discount rates cumulatively by 300 and 375 basis points (3.0% and 3.75%), respectively. To inject even more liquidity, the Fed established the Term Securities Lending Facility on March 11, 2008, which enables the Federal Reserve Bank of New York to lend up to $200 billion of Treasury securities to primary dealers collateralized by a broad range of securities. This is the first time since the 1930s that the Fed has used its authority to lend to nonbanks. Also in an unprecedented move, the Fed extended $30 billion in financing to JPMorgan Chase & Co. to complete its takeover of Bear

Letter to Shareholders (continued)

Stearns & Co. Meanwhile, the Office of Federal Housing Enterprise Oversight (OFHEO) took several steps to allow Fannie Mae and Freddie Mac to increase their lending capabilities.

As we head into the second quarter of 2008, the debate has shifted from whether we are in a recession, to how long and deep the recession will be. In our opinion, a number of factors will likely curtail economic activity for a good portion of 2008, with improvements possible later this year or in early 2009. Specifically, we expect continued news of mortgage and credit defaults as the deleveraging of the financial system continues, further declines in U.S. home sales and prices, and continued pressure on consumers from high oil and commodity prices. As a result, we believe consumers and businesses alike will likely remain cautious, thus limiting or curtailing spending and investing, and thereby reducing economic growth.

The Fed is in full crisis management mode, an economic stimulus package has been signed into law, and, with the Fed’s assistance, we have seen a large financial institution merged to prevent its failure (historically, often a marker of a bottom in securities prices). In addition, U.S. exports continue to be robust, and should be further bolstered by continued weakness in the U.S. Dollar. Granted, stabilizing the housing and mortgage market remains the key. This notwithstanding, investors should not lose sight of the eventual, inevitable recovery that follows recession. It is important not to overreact to downbeat economic and financial news, since there is no way to know for sure when the market has truly troughed (or peaked). Market recoveries can occur quickly, without notice, and long before tangible evidence of improvement has occurred. For example, in three of the last four U.S. recessions, the S&P 500 returns were positive, and other recessionary periods saw the equity markets turn well before the recession ended. Meanwhile, challenging and volatile market conditions often lead to market dislocations, which present opportunities for disciplined, long-term investors. Thus, it now seems more productive to focus on examining how your portfolio is positioned for the future, which will include the eventual, inevitable recovery that follows recession.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

The following report covers the fiscal year ended February 29, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectively,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended February 29, 2008	Expense Ratio for the period	Beginning Account Value 9/01/2007	Ending Account Value 2/29/2008	Expenses Paid During the Period*
Systematic Value Fund
Class A
Actual	1.15%	$1,000	$906	$5.45
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.77
Class C
Actual	1.90%	$1,000	$903	$8.99
Hypothetical (5% return before expenses)	1.90%	$1,000	$1,015	$9.52
Institutional Class
Actual	0.90%	$1,000	$908	$4.27
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,020	$4.52

Systematic Mid Cap Value Fund
Class A
Projected	1.24%	$1,000	$908	$5.88
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.22
Class C
Projected	1.99%	$1,000	$905	$9.43
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$9.97
Institutional Class
Projected	0.99%	$1,000	$909	$4.70
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$4.97
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Systematic Value Fund

Portfolio Manager’s Comments

The Year in Review

The U.S. economic outlook continues to be murky with the pendulum of common sentiment swinging further towards recession. Given the housing collapse, credit woes, and expensive oil providing an ominous backdrop, all eyes have been on the Fed, its recent decision to cut rates, and the overall effects on the relatively weak U.S. Dollar. The combination of a weak dollar, expensive oil, rising unemployment, and a stalling economy in the fourth quarter all indicate a significant economic slow down, and have some worried about the potential for stagflation. The Fed’s aggressive rate cuts, in addition to the economic stimulus package coming out of Washington, may provide a boost to the economy. It appears as though policymakers have the goal of propping up economic activity in the short run while providing enough time and stimulus for the credit crisis to ease and the economy to find its footing.

The Systematic Value Fund (Institutional Class) returned approximately -3.9% while the Russell 1000® Value Index returned -7.9% for the one year trailing time period ending February 29, 2008. Please refer to the table on page 5 for returns for various classes of shares. Much of the Fund’s relative outperformance can be attributed to strong stock selection, particularly in the financials, materials, and telecommunications sectors. Health care, industrials, and consumer discretionary were also areas of robust stock selections, while choices in consumer staples and energy detracted somewhat from performance. Other than the Fund’s relative underweight to the financials sector, all other sector allocations proved to be neutral to slightly positive.

As of February 29, 2008, the Fund was underweight in the financials, industrials, consumer staples and energy sectors, while overweight in the materials, health care and information technology sectors.

So far in the first quarter of 2008, it looks as if the overall marketplace has fallen into a deep-value, contrarian market that is primarily consumer-sentiment driven and rife with volatility. Investors do not seem to be purchasing securities based on strong fundamental or financial metrics, but rather because some deem the securities a “bargain” due to their depressed stock prices. Couple that with the de-levering of many hedge funds and institutions, and we are left with a disconnect between stock prices and fundamentals that is only exacerbating an already unstable marketplace.

Looking Forward

Looking forward, we continue to implement our value-investment philosophy of seeking out high-quality stocks with confirmed catalysts for price appreciation. We do see light at the end of the tunnel, and while this will be a bumpy ride in the interim, we await the results of a vigorous fiscal policy, and a Federal attempt to bail out the decimated housing market.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 1000® Value Index is a large cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000 ®Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class Shares on April 1, 2002, to a $10,000 investment made in the Russell 1000® Value Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Systematic Value Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annual total returns for Systematic Value Fund and the Russell 1000 ®Value Index since inception through February 29, 2008.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception	Inception Date
Systematic Value Fund[2]
Institutional Class		(3.94)%	14.89%	8.54%	4/1/2002
Class A	No Load	(4.18)%	-	4.47%	2/28/2006
Class A	With Load	(9.69)%	-	1.44%	2/28/2006
Class C	No Load	(4.91)%	-	3.73%	2/28/2006
Class C	With Load	(5.79)%	-	3.73%	2/28/2006
Russell 1000® Value Index		(7.91)%	13.89%	6.87%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our web site at www.managersinvest.com.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of the Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Systematic Value Fund

Fund Snapshots

February 29, 2008

Portfolio Breakdown

**	As a percentage of net assets

Industry	Systematic Value**	Russell 1000® Value Index
Financials	23.5%	28.7%
Energy	14.9%	17.3%
Health Care	9.2%	7.5%
Information Technology	8.2%	3.2%
Industrials	8.0%	10.7%
Utilities	7.5%	6.5%
Materials	7.3%	4.3%
Telecommunication Services	6.8%	5.8%
Consumer Staples	6.6%	9.0%
Consumer Discretionary	6.3%	7.0%
Other Assets and Liabilities	1.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	4.7%
AT&T, Inc.*	3.6
Bank of America Corp.*	3.5
JPMorgan Chase & Co.*	3.5
Celanese Corp.*	2.8
Altria Group, Inc.	2.4
American Electric Power Co., Inc.*	2.4
Verizon Communications, Inc.*	2.1
ChevronTexaco Corp.	2.0
Invitrogen Corp.	1.8

Top Ten as a Group	28.8%

*	Top Ten Holding at August 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Systematic Value Fund

Schedule of Portfolio Investments

February 29, 2008

	Shares		Value
Common Stocks - 98.3%
Consumer Discretionary - 6.3%
D.R. Horton, Inc.	49,900	[2]	$700,097
Gap, Inc.	59,800	[2]	1,206,166
Jack in the Box, Inc.*	25,000	[2]	656,750
Johnson Controls, Inc.	14,100	[2]	463,326
Magna International, Inc.	11,100	[2]	812,631
Shaw Communications, Inc.	8,700		169,476
Snap-On, Inc.	12,500		624,000
TJX Cos., Inc.	11,300		361,600
Walt Disney Co., The	29,200		946,372
Total Consumer Discretionary			5,940,418

Consumer Staples - 6.6%
Altria Group, Inc.	31,500		2,303,910
Costco Wholesale Corp.	10,500	[2]	650,160
CVS Corp.	26,600		1,074,108
Loews Corp. - Carolina Group	15,600		1,174,524
Procter & Gamble Co., The	15,800		1,045,644
Total Consumer Staples			6,248,346

Energy - 14.9%
Anadarko Petroleum Corp.	18,800	[2]	1,198,312
ChevronTexaco Corp.	21,900		1,897,854
ConocoPhillips Co.	16,700		1,381,257
Exterran Holdings, Inc.*	8,900	[2]	619,885
Exxon Mobil Corp.	50,800		4,420,108
Hess Corp.	5,100		475,218
Marathon Oil Corp.	26,400	[2]	1,403,424
Occidental Petroleum Corp.	18,900		1,462,293
Valero Energy Corp.	21,800		1,259,386
Total Energy			14,117,737

Financials - 23.5%
Annaly Mortgage Management, Inc.	33,000	[2]	682,770
AON Corp.	22,600		940,386
Assurant, Inc.	10,800		675,540
Banco Bradesco S.A.	15,500		486,545
Bank of America Corp.	84,400		3,354,056
Bank of New York Mellon Corp.	35,800		1,570,546
BB&T Co.	43,300	[2]	1,347,929
Capital One Financial Corp.	23,000	[2]	1,058,690
Franklin Resources, Inc.	4,700		443,539
Goldman Sachs Group, Inc.	7,300		1,238,299
Hartford Financial Services Group, Inc.	13,200		922,680
Invesco Ltd.	29,300	[2]	750,373

	Shares		Value
JPMorgan Chase & Co.	81,400		$3,308,910
New York Community Bancorp, Inc.	51,600	[2]	842,628
Northern Trust Corp.	13,600	[2]	919,768
ProLogis	27,100	[2]	1,460,148
Travelers Companies, Inc., The	23,700		1,099,917
UnumProvident Corp.	48,000	[2]	1,099,680
Total Financials			22,202,404

Health Care - 9.2%
Biogen Idec, Inc.*	10,700		624,452
Bristol-Myers Squibb Co.	45,300		1,024,233
Forest Laboratories, Inc.*	17,000		676,090
Genzyme Corp.*	5,300		375,876
Humana, Inc.*	19,000		1,298,270
Invitrogen Corp.*	20,600	[2]	1,740,494
Medco Health Solutions, Inc.*	17,700		784,287
Merck & Co., Inc.	29,000		1,284,700
Pfizer, Inc.	41,500		924,620
Total Health Care			8,733,022

Industrials - 8.0%
CNH Global N.V.	25,600	[2]	1,318,400
Cooper Industries, Ltd., Class A	29,400	[2]	1,232,742
Cummins, Inc.	14,600		735,548
General Electric Co.	49,500		1,640,430
Harsco Corp.	11,200		632,688
ITT Industries, Inc.	12,500		703,000
Terex Corp.*	19,200		1,295,040
Total Industrials			7,557,848

Information Technology - 8.2%
Apple, Inc.*	4,800		600,096
Hewlett-Packard Co.	30,100		1,437,877
Intel Corp.	19,200		383,040
International Business Machines Corp.	11,600		1,320,776
Mettler Toledo International, Inc.*	6,900		674,130
Microsoft Corp.	37,300		1,015,306
Nvidia Corp.*	37,900	[2]	810,681
Sandisk Corp.*	29,000	[2]	682,950
Sun Microsystems, Inc.*	48,250	[2]	791,300
Total Information Technology			7,716,156

Materials - 7.3%
Celanese Corp.	68,200	[2]	2,652,980
Freeport McMoRan Copper & Gold, Inc., Class B	15,400		1,553,244
Mosaic Co., The*	6,200		690,060

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 7.3% (continued)
Nucor Corp.	7,200		$464,904
Terra Industries, Inc.*	19,200	[2]	868,032
United States Steel Corp.	6,500	[2]	704,925
Total Materials			6,934,145
Telecommunication Services - 6.8%
AT&T, Inc.	98,600		3,434,238
Turkcell Iletisim Hizmetleri Sponsored ADR	38,400		968,832
Verizon Communications, Inc.	54,500		1,979,440
Total Telecommunication Services			6,382,510
Utilities - 7.5%
American Electric Power Co., Inc.	55,800	[2]	2,283,336
Edison International	31,000		1,531,400
FirstEnergy Corp.	8,200		554,238
Northeast Utilities	33,600		852,432
NRG Energy, Inc.*	23,400	[2]	965,718
Xcel Energy, Inc.	47,000	[2]	931,540
Total Utilities			7,118,664

Total Common Stocks
(cost $ 94,364,295)			92,951,250

Other Investment Companies - 25.0%[1]
Bank of New York Institutional Cash Reserves Fund, 3.14%[3]	21,721,728		21,721,728
Dreyfus Cash Management Fund, Institutional Class Shares, 3.59%	1,932,516		1,932,516
Total Other Investment Companies
(cost $ 23,654,244)			23,654,244

Total Investments - 123.3%
(cost $ 118,018,539)			116,605,494
Other Assets, less Liabilities - (23.3)%			(22,007,386)
Net Assets - 100%			$94,598,108

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Portfolio Manager’s Comments

The Year in Review

The U.S. economic outlook continues to be murky with the pendulum of common sentiment swinging further towards recession. Given the housing collapse, credit woes, and expensive oil providing an ominous backdrop, all eyes have been on the Fed, its recent decision to cut rates, and the overall effects on the relatively weak U.S. Dollar. The combination of a weak dollar, expensive oil, rising unemployment, and a stalling economy in the fourth quarter all indicate a significant economic slow down, and have some worried about the potential for stagflation. The Fed’s aggressive rate cuts, in addition to the economic stimulus package coming out of Washington, may provide a boost to the economy. It appears as though policymakers have the goal of propping up economic activity in the short run while providing enough time and stimulus for the credit crisis to ease and the economy to find its footing.

The Systematic Mid Cap Value Fund (Institutional Class) returned approximately -2.13% while the Russell Midcap® Value Index returned -12.3% for the one year trailing time period ending February 29, 2008. Please refer to the table on page 10 for returns for various classes of shares. Much of the Fund’s relative outperformance can be attributed to strong stock selection, particularly in the consumer discretionary, financials, industrials and materials sectors. Consumer staples, telecommunication services, and health care were also areas of robust stock selection, while choices in information technology detracted somewhat from performance. Other than the Fund’s relative underweight to financials and overweight to industrials, sector allocations proved to be neutral to slightly positive.

As of February 29, 2008, the Fund was underweight in the financials, materials, utilities and energy sectors, while overweight in the consumer discretionary, industrials and health care sectors.

So far in the first quarter of 2008, it looks as if the overall marketplace has fallen into a deep-value, contrarian market that is primarily consumer-sentiment driven and rife with volatility. Investors do not seem to be purchasing securities based on strong fundamental or financial metrics, but rather because some deem the securities a “bargain” due to their depressed stock prices. Couple that with the de-levering of many hedge funds and institutions, and we are left with a disconnect between stock prices and fundamentals that is only exacerbating an already unstable marketplace.

Looking Forward

Looking forward, we continue to implement our value-investment philosophy of seeking out high-quality stocks with confirmed catalysts of price appreciation. We do see light at the end of the tunnel, and while this will be a bumpy ride in the interim, we await the results of a vigorous fiscal policy, and a Federal attempt to bail out the decimated housing market.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class Shares on December 21, 2006, to a $10,000 investment made in the Russell Midcap® Value Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Systematic Mid Cap Value Fund

Portfolio Manager’s Comments (continued)

The table below shows the total returns for Systematic Mid Cap Value Fund and the Russell Midcap® Value Index since inception through February 29, 2008.

Average Annual Total Returns [1]		One Year	Since Inception	Inception Date
Systematic Mid Cap Value Fund [2]
Institutional Class		(2.13)%	1.67%	12/21/2006
Class A	No Load	(2.29)%	1.44%	12/21/2006
Class A	With Load	(7.95)%	(3.49)%	12/21/2006
Class C	No Load	(2.95)%	0.79%	12/21/2006
Class C	With Load	(3.90)%	0.79%	12/21/2006
Russell Midcap® Value Index		(12.26)%	(7.37)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our web site at www.managersinvest.com.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell Midcap® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Systematic Mid Cap Value Fund

Fund Snapshots

February 29, 2008

Portfolio Breakdown

**	As a percentage of net assets

Industry	Systematic Mid Cap Value**	Russell Midcap® Value Index
Financials	25.3%	30.0%
Consumer Discretionary	13.2%	11.4%
Utilities	12.3%	14.1%
Industrials	12.2%	10.3%
Information Technology	8.7%	6.7%
Consumer Staples	7.8%	7.5%
Energy	7.1%	8.9%
Materials	4.5%	6.9%
Health Care	4.5%	2.4%
Telecommunication Services	2.8%	1.8%
Other Assets and Liabilities	1.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Celanese Corp.*	3.1%
Harsco Corp.	2.9
Realty Income Corp.*	2.9
American Electric Power Co., Inc.*	2.9
Noble Energy, Inc.	2.7
NTELOS Holdings Corp.	2.7
Northern Trust Corp.*	2.7
Alleghany Corp.	2.7
BJ’s Wholesale Club, Inc.	2.6
UnumProvident Corp.	2.4

Top Ten as a Group	27.6%

*	Top Ten Holding at August 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments

February 29, 2008

	Shares		Value
Common Stocks - 98.4%
Consumer Discretionary - 13.2%
Advance Auto Parts, Inc.	12,100		$405,833
Gap, Inc.	20,500		413,485
Jack in the Box, Inc.*	19,400		509,638
Magna International, Inc.	3,150	[2]	230,612
Shaw Communications, Inc.	4,400		85,712
Snap-On, Inc.	8,400		419,328
Sotheby’s	7,800		263,016
Tupperware Brands Corp.	9,400		342,912
Warnaco Group, Inc., The*	8,200		307,992
Total Consumer Discretionary			2,978,528

Consumer Staples - 7.8%
BJ’s Wholesale Club, Inc.*	18,500		583,860
Loews Corp. - Carolina Group	6,875		517,619
Longs Drug Stores Corp.	9,425	[2]	452,683
Molson Coors Brewing Co.	3,850		207,746
Total Consumer Staples			1,761,908

Energy - 7.1%
FMC Technologies, Inc.*	5,750		325,796
Noble Energy, Inc.	8,000		619,200
St. Mary Land & Exploration Co.	4,475		165,038
Williams Co., Inc.	13,325		479,966
Total Energy			1,590,000

Financials - 25.3%
Alleghany Corp.*	1,695	[2]	611,895
Annaly Mortgage Management, Inc.	18,200		376,558
AON Corp.	10,500		436,905
Assurant, Inc.	2,300		143,865
Diamondrock Hospitality Co.	9,500		118,655
Health Care REIT, Inc.	8,650	[2]	356,034
Invesco Ltd.	12,625		323,326
Mid-America Apartment Communities, Inc.	6,200		300,638
New York Community Bancorp, Inc.	22,000	[2]	359,260
Northern Trust Corp.	9,125		617,124
Realty Income Corp.	28,700		660,387
Susquehanna Bancshares, Inc.	8,200		163,098
Thornburg Mortgage, Inc.	26,300		234,070
UnumProvident Corp.	23,900		547,549
Washington Federal, Inc.	15,300		347,310
Zenith National Insurance Corp.	2,750		93,720
Total Financials			5,690,394

	Shares		Value

Health Care - 4.5%
Dentsply International, Inc.	8,000		$312,320
Genzyme Corp.*	1,925		136,521
Humana, Inc.*	2,225		152,034
Invitrogen Corp.*	4,925		416,113
Total Health Care			1,016,988

Industrials - 12.2%
CNH Global N.V.	9,875		508,562
Cooper Industries, Ltd., Class A	9,200		385,756
GrafTech International Ltd.*	23,300		373,266
Harsco Corp.	11,700		660,933
HNI Corp.	7,025	[2]	207,659
ITT Industries, Inc.	4,175		234,802
Kansas City Southern*	7,400	[2]	264,920
Walter Industries, Inc.	2,250		122,918
Total Industrials			2,758,816

Information Technology - 8.7%
Check Point Software Technologies Ltd.*	17,350		380,313
Ciena Corp.*	8,600		222,138
Mettler Toledo International, Inc.*	2,850		278,445
Nvidia Corp.*	7,750		165,772
SAIC, Inc.*	19,625	[2]	374,052
Sandisk Corp.*	7,200		169,560
Semtech Corp.*	9,400	[2]	119,756
Sun Microsystems, Inc.*	14,600		239,440
Total Information Technology			1,949,476

Materials - 4.5%
Celanese Corp.	17,700		688,530
Terra Industries, Inc.*	7,300	[2]	330,033
Total Materials			1,018,563

Telecommunication Services - 2.8%
NTELOS Holdings Corp.	28,975		618,037

Utilities - 12.3%
AGL Resources, Inc.	9,200		319,056
American Electric Power Co., Inc.	16,100		658,812
Edison International	8,350		412,490
Northeast Utilities	8,125		206,131
NRG Energy, Inc.*	8,400		346,668
NSTAR	16,200		500,580
Xcel Energy, Inc.	16,400		325,048
Total Utilities			2,768,785

Total Common Stocks
(cost $ 23,818,571)			22,151,495

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 6.3%[1]
Bank of New York Institutional Cash Reserves Fund, 3.14%[3]	1,032,272	$1,032,272
Dreyfus Cash Management Fund, Institutional Class Shares, 3.59%	392,391	392,391
Total Other Investment Companies
(cost $ 1,424,663)		1,424,663
Total Investments - 104.7%
(cost $ 25,243,234)		23,576,158
Other Assets, less Liabilities - (4.7)%		(1,048,593)
Net Assets - 100%		$22,527,565

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds - Systematic Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At February 29, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Systematic Value	$118,192,918	$4,687,667	($6,275,091)	($1,587,424)

Systematic Mid Cap Value	25,278,995	279,766	(1,982,603)	(1,702,837)

*	Non-income-producing security.

[1]	Yield shown for an investment company represents its February 29, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of February 29, 2008, amounting to:

Fund	Market Value	% of Net Assets
Systematic Value	$20,485,709	21.7%

Systematic Mid Cap Value	980,703	4.4%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

February 29, 2008

	Systematic Value	Systematic Mid Cap Value
Assets:
Investments at value* (including securities on loan valued at $20,485,709 and $980,703, respectively)	$116,605,494	$23,576,158
Receivable for investments sold	1,376,911	200,000
Receivable for Fund shares sold	236,074	185,780
Dividends and other receivables	160,952	26,697
Prepaid expenses	20,523	18,702
Total assets	118,399,954	24,007,337
Liabilities:
Payable for investments purchased	1,810,958	375,365
Payable for Fund shares repurchased	124,293	20,851
Payable upon return of securities loaned	21,721,728	1,032,272
Accrued expenses:
Investment advisory and management fees	47,230	9,225
Other	97,637	42,059
Total liabilities	23,801,846	1,479,772

Net Assets	$94,598,108	$22,527,565
Net Assets Represent:
Paid-in capital	$98,167,344	$24,976,719
Undistributed net investment income	211,691	33,921
Accumulated net realized loss from investments	(2,367,882)	(815,999)
Net unrealized depreciation of investments	(1,413,045)	(1,667,076)
Net Assets	$94,598,108	$22,527,565
Class A Shares - Net Assets	$62,388,535	$4,863,418
Shares outstanding	5,808,163	485,790
Net asset value and redemption price per share	$10.74	$10.01
Offering price per share based on a maximum sales charge of 5.75%	$11.40	$10.62
Class C Shares - Net Assets	$3,265,700	$441,370
Shares outstanding	307,218	44,322
Net asset value and offering price per share	$10.63	$9.96
Institutional Class Shares - Net Assets	$28,943,873	$17,222,777
Shares outstanding	2,687,755	1,716,317
Net asset value, offering and redemption price per share	$10.77	$10.03

* Investments at cost	$118,018,539	$25,243,234

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended February 29, 2008

	Systematic Value	Systematic Mid Cap Value
Investment Income:
Dividend income	$1,824,531	$189,385
Foreign withholding tax	(2,294)	(418)
Securities lending fees	29,199	1,864
Total investment income	1,851,436	190,831
Expenses:
Investment advisory and management fees	610,989	70,575
Distribution fees - Class A shares	138,299	4,516
Distribution fees - Class C shares	21,745	2,235
Transfer agent	61,939	5,273
Professional fees	43,871	27,760
Custodian	38,964	34,152
Registration fees	36,254	29,773
Reports to shareholders	25,302	7,649
Trustees fees and expenses	2,499	447
Miscellaneous	9,416	3,297
Total expenses before offsets	989,278	185,677
Expense reimbursement	(42,177)	(85,644)
Expense reductions	(13,457)	(576)
Net expenses	933,644	99,457

Net investment income	917,792	91,374
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,589,129	(568,246)
Net unrealized depreciation of investments	(8,062,019)	(1,728,365)
Net realized and unrealized loss	(6,472,890)	(2,296,611)

Net decrease in net assets resulting from operations	($5,555,098)	($2,205,237)

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended

	Systematic Value		Systematic Mid Cap Value
	February 29, 2008	February 28, 2007	February 29, 2008	February 28, 2007*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$917,792	$675,201	$91,374	$3,773
Net realized gain (loss) on investments	1,589,129	3,076,448	(568,246)	1,959
Net unrealized appreciation (depreciation) of investments	(8,062,019)	4,556,820	(1,728,365)	61,289
Net increase (decrease) in net assets resulting from operations	(5,555,098)	8,308,469	(2,205,237)	67,021
Distributions to Shareholders:
From net investment income	(817,045)	(571,555)	(55,894)	-
From net realized gain on investments	(6,667,353)	(1,025,710)	(255,044)	-
Total distributions to shareholders	(7,484,398)	(1,597,265)	(310,938)	-
From Capital Share Transactions:
Proceeds from sale of shares	45,040,288	57,377,664	23,838,679	1,826,967
Reinvestment of dividends and distributions	7,132,308	1,579,822	291,845	-
Cost of shares repurchased	(19,930,061)	(10,536,026)	(960,662)	(20,110)

Net increase from capital share transactions	32,242,535	48,421,460	23,169,862	1,806,857

Total increase in net assets	19,203,039	55,132,664	20,653,687	1,873,878
Net Assets:
Beginning of period	75,395,069	20,262,405	1,873,878	-
End of period	$94,598,108	$75,395,069	$22,527,565	$1,873,878
End of period undistributed net investment income	$211,691	$138,493	$33,921	$3,773

*	Commencement of operations was December 21, 2006.

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended

Class A	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$12.13	$10.88
Income from Investment Operations:
Net investment income	0.11	0.10
Net realized and unrealized gain (loss) on investments	(0.50)	1.41
Total from investment operations	(0.39)	1.51
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.09)
Net realized gain on investments	(0.90)	(0.17)

Total distributions to shareholders	(1.00)	(0.26)
Net Asset Value, End of Year	$10.74	$12.13
Total Return[1]	(4.18)%	13.90%
Ratio of net expenses to average net assets	1.14%	1.15%
Ratio of net investment income to average net assets[1]	1.00%	0.98%
Portfolio turnover	110%	111%
Net assets at end of year (000’s omitted)	$62,389	$45,961

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.20%	1.29%
Ratio of net investment income to average net assets	0.94%	0.84%

Class C	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$12.05	$10.88
Income from Investment Operations:
Net investment income	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.54)	1.38
Total from investment operations	(0.48)	1.43
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.09)
Net realized gain on investments	(0.89)	(0.17)
Total distributions to shareholders	(0.94)	(0.26)
Net Asset Value, End of Year	$10.63	$12.05
Total Return[1]	(4.91)%	13.16%
Ratio of net expenses to average net assets	1.89%	1.90%
Ratio of net investment income to average net assets[1]	0.30%	0.36%
Portfolio turnover	110%	111%
Net assets at end of year (000’s omitted)	$3,266	$1,023

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.95%	2.06%
Ratio of net investment income to average net assets	0.24%	0.20%

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended

	February 29,	February 28,			February 29,
Institutional Class Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$12.16	$10.88	$10.59	$11.16	$8.09
Income from Investment Operations:
Net investment income	0.15	0.13	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.51)	1.41	1.13	1.29	3.46
Total from investment operations	(0.36)	1.54	1.24	1.41	3.54
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.09)	(0.11)	(0.12)	(0.07)
Net realized gain on investments	(0.90)	(0.17)	(0.84)	(1.86)	(0.40)
Total distributions to shareholders	(1.03)	(0.26)	(0.95)	(1.98)	(0.47)
Net Asset Value, End of Year	$10.77	$12.16	$10.88	$10.59	$11.16
Total Return[1]	(3.94)%	14.18%	12.02%	13.11%	44.07%
Ratio of net expenses to average net assets	0.89%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets[1]	1.20%	1.20%	1.04%	1.06%	0.95%
Portfolio turnover	110%	111%	112%	154%	132%
Net assets at end of year (000’s omitted)	$28,944	$28,411	$20,259	$15,048	$14,433

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.95%	1.05%	1.08%	1.29%	1.35%
Ratio of net investment income to average net assets	1.14%	1.05%	0.86%	0.67%	0.50%

*	Class A and Class C shares commenced operations at the close of business February 28, 2006.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended

Class A	February 29, 2008	February 28, 2007*

Net Asset Value, Beginning of Period	$10.41	$10.00
Income from Investment Operations:
Net investment income	0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.25)	0.40
Total from investment operations	(0.22)	0.41
Less Distributions to Shareholders from:
Net investment income	(0.03)	-
Net realized gain on investments	(0.15)	-
Total distributions to shareholders	(0.18)	-
Net Asset Value, End of Period	$10.01	$10.41
Total Return[1]	(2.29)%	4.10%[2]
Ratio of net expenses to average net assets	1.23%	1.24%[3]
Ratio of net investment income to average net assets[1]	0.84%	0.89%[3]
Portfolio turnover	122%	26%[2]
Net assets at end of period (000’s omitted)	$4,863	$19
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.82%	17.08%[3]
Ratio of net investment income (loss) to average net assets	0.26%	(14.95)%[3]

Class C	February 29, 2008	February 28, 2007*

Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.00 [5]	0.00 [5]
Net realized and unrealized gain (loss) on investments	(0.29)	0.40
Total from investment operations	(0.29)	0.40
Less Distributions to Shareholders from:
Net investment income	-	-
Net realized gain on investments	(0.15)	-
Total distributions to shareholders	(0.15)	-
Net Asset Value, End of Period	$9.96	$10.40
Total Return[1]	(2.95)%	4.00%[2]
Ratio of net expenses to average net assets	1.98%	1.99%[3]
Ratio of net investment income to average net assets[1]	0.04%	0.42%[3]
Portfolio turnover	122%	26%[2]
Net assets at end of period (000’s omitted)	$441	$5
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	3.00%	18.06%[3]
Ratio of net investment loss to average net assets	(0.98)%	(15.65)%[3]

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended

Institutional Class Shares	February 29, 2008	February 28, 2007*

Net Asset Value, Beginning of Period	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.24)	0.40
Total from investment operations	(0.20)	0.42
Less Distributions to Shareholders from:
Net investment income	(0.04)	—
Net realized gain on investments	(0.15)	—
Total distributions to shareholders	(0.19)	—
Net Asset Value, End of Period	$10.03	$10.42
Total Return[1]	(2.13)%	4.20%[2]
Ratio of net expenses to average net assets	0.98%	0.99%[3]
Ratio of net investment income to average net assets[1]	1.03%	1.21%[3]
Portfolio turnover	122%	26%[2]
Net assets at end of period (000’s omitted)	$17,223	$1,850
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.98%	17.71%[3]
Ratio of net investment income (loss) to average net assets	0.04%	(15.51)%[3]
*	Commencement of operations was December 21, 2006.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.005 per share.

Managers AMG Funds

Notes to Financial Statements

February 29, 2008

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Systematic Value Fund (“Value”) and Systematic Mid Cap Value Fund (“Mid Cap Value”), collectively the “Funds.”

Mid Cap Value commenced operations on December 21, 2006 with an initial investment of $1,500 in both Class A and Class C. Each class represents interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. All three classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class C shares and certain class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares and other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the fiscal year ended February 29, 2008, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Value - $12,320 or 0.01%, and Mid Cap Value - $461 or 0.00%.

Managers AMG Funds

Notes to Financial Statements (continued)

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the fiscal year ended February 29, 2008, the custodian expense was reduced as follows: Value - $81, Mid Cap Value - $0.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended February 29, 2008, overdraft fees for Value and Mid Cap Value equaled $363 and $20, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended February 29, 2008, the transfer agent expense was reduced as follows: Value - $1,056, Mid Cap Value - $103.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Chase & Co., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Portfolio. For the fiscal year ended February 29, 2008, the management fee was reduced as follows: Value - $0, Mid Cap Value - $12.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Value		Mid Cap Value
	2008	2007	2008	2007*
Distributions paid from:
Ordinary income	$817,045	$571,555	$55,894	-
Short-term capital gains	5,067,357	398,544	255,044	-
Long-term capital gains	1,599,996	627,166	-	-

	$7,484,398	$1,597,265	$310,938	-

As of February 29, 2008, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Value	Mid Cap Value
Undistributed ordinary income	$206,641	$31,189
Undistributed short-term capital gains	-	-
Undistributed long-term capital gains	-	-
*	Commencement of operations was December 21, 2006.

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of February 29, 2008, the Funds had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

Managers AMG Funds

Notes to Financial Statements (continued)

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended February 29, 2008 and February 28, 2007, the capital stock transactions in the Funds by Class were as follows:

	Value
	For the fiscal year ended February 29, 2008		For the fiscal year ended February 28, 2007
	Shares	Amount	Shares	Amount

Class A Shares
Sale of shares	2,554,092	$32,442,004	4,383,578	$48,993,226
Reinvestment of dividends and distributions	395,351	4,819,328	81,252	971,775
Shares repurchased	(929,472)	(11,682,980)	(676,775)	(7,857,641)

Net Increase	2,019,971	$25,578,352	3,788,055	$42,107,360

Class C Shares
Sale of shares	229,574	$2,857,275	84,857	$998,751
Reinvestment of dividends and distributions	2,102	25,395	94	1,112
Shares repurchased	(9,395)	(118,296)	(152)	(1,859)

Net Increase	222,281	$2,764,374	84,799	$998,004

Institutional Class Shares
Sale of shares	805,323	$9,741,009	654,756	$7,385,687
Reinvestment of dividends and distributions	187,353	2,287,585	50,663	606,935
Shares repurchased	(641,443)	(8,128,785)	(231,595)	(2,676,526)

Net Increase	351,233	$3,899,809	473,824	$5,316,096

	Mid Cap Value
	For the fiscal year ended February 29, 2008		For the fiscal year ended February 28, 2007**
	Shares	Amount	Shares	Amount

Class A Shares
Sale of shares	552,835	$6,157,690	1,810	$18,210
Reinvestment of dividends and distributions	5,141	58,304	-	-
Shares repurchased	(73,994)	(778,529)	(2)	(23)

Net Increase	483,982	$5,437,465	1,808	$18,187

Class C Shares
Sale of shares	44,578	$488,729	508	$5,230
Reinvestment of dividends and distributions	385	4,342	-	-
Shares repurchased	(1,149)	(12,189)	-	-

Net Increase	43,814	$480,882	508	$5,230

Institutional Class Shares
Sale of shares	1,534,729	$17,192,260	179,515	$1,803,527
Reinvestment of dividends and distributions	20,176	229,199	-	-
Shares repurchased	(16,159)	(169,944)	(1,944)	(20,087)

Net Increase	1,538,746	$17,251,515	177,571	$1,783,440

**	Commencement of operations was December 21, 2006.

Managers AMG Funds

Notes to Financial Statements (continued)

At February 29, 2008, certain shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Value Class A - one owns 75%; Value Class C - one owns 78%; Value Institutional Class - four collectively own 67%; Mid Cap Value Class A - one owns 15%; Mid Cap Value Class C - two collectively own 29%; Mid Cap Value Institutional Class – four collectively own 56%. Transactions by these shareholders may have a material impact on their respective Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. The Funds’ investment portfolios are managed by Systematic Financial Management, L.P. (“Systematic”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Systematic with respect to each of the Funds. AMG indirectly owns a majority interest in Systematic. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for each fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold by brokers, dealers, or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature.

Value and Mid Cap Value are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays Systematic 0.70% and 0.75%, respectively, of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through July 1, 2008, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of the Funds exceed the following amounts of the Funds’ average daily net assets:

Fund	Class A	Class C	Institutional Class
Systematic Value	1.15%	1.90%	0.90%
Systematic Mid Cap Value	1.24%	1.99%	0.99%

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Funds’ total operating expenses in any such future year to exceed that Fund’s respective expense cap. At February 29, 2008, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Value and Mid Cap Value was $164,637 and $137,763, respectively.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Value adopted a distribution and service plan with respect to the Class A and Class C shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Effective December 21, 2006, Mid Cap Value also adopted the Plan. Pursuant to the Plan, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Funds’ shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of the Funds for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Funds’ shares of that class owned by clients of such broker, dealer or financial intermediary.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended February 29, 2008, for Value were $118,036,466 and $92,851,626, respectively; and Mid Cap Value were $34,525,898 and $11,891,568, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

Managers AMG Funds

Notes to Financial Statements (continued)

4.	Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebates) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2005-2007 and February 29, 2008) and has concluded that as of February 29, 2008, no provision for income tax is required in the Funds’ financial statements. Additionally, The Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof. In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 and 2008 Form 1099-DIVs you receive for the Funds, will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Value and Mid Cap Value hereby designate as a capital gain dividend with respect to the taxable year ended February 29, 2008, $1,599,996 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

	Value		Mid Cap Value
	2008	2007	2008	2007
As a % of distributions paid:
Qualified ordinary income	100.00%	100.00%	100.00%	0.00%
Ordinary income - dividends received deduction	26.49%	100.00%	32.81%	0.00%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Managers AMG Systematic Value Fund and Managers AMG Systematic Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Systematic Value Fund and Managers AMG Systematic Mid Cap Value Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”), at February 29, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

April 11, 2008

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., ( 2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006 to President); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 8, 2007, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of Systematic Value Fund and Systematic Mid Cap Value Fund (each a “Fund”) and the Subadvisory Agreements with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (b) the Investment Manager’s ability to supervise the Funds’ other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement an expense limitation for each Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the

Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the

Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the Systematic Value Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2007 was above the median performance for the Peer Group and below and above, respectively, the performance of the Fund Benchmark, which is the Russell 1000® Value Index. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Systematic Mid Cap Value Fund, which commenced operations on December 21, 2006, the Trustees noted that the performance history was too brief to warrant the drawing of any conclusions.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor with respect to each Fund, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted the current asset level of the Funds and the impact on profitability of any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the current asset level of the Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees

Annual Renewal of Investment Advisory Agreements (continued)

noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreement and the profitability to the Subadvisor of its relationship with each Fund, the Trustees noted the current asset level of the Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of each Fund by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Systematic Value Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2007 were lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through July 1, 2008 to limit the Fund’s net annual operating expenses to 0.90%, 1.15%, and 1.90% for Institutional Class Shares, Class A Shares, and Class C Shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Systematic Mid Cap Value Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2007 were lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through July 1, 2008 to limit the Fund’s net annual operating expenses to 0.99%, 1.24%, and 1.99% for Institutional Class Shares, Class A Shares, and Class C Shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor and the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under each Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the interests of each Fund and its shareholders. Accordingly, on June 8, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC Inc.

P.O. Box 61204

King of Prussia, Pennslyvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY	SKYLINE SPECIAL EQUITIES PORTFOLIO
Rexiter Capital Management Limited	Skyline Asset Management, L.P.

ESSEX GROWTH	SMALL CAP
ESSEX LARGE CAP GROWTH	TIMESSQUARE MID CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH	TIMESSQUARE SMALL CAP GROWTH
Essex Investment Management Co., LLC	TimesSquare Capital Management, LLC

FQ TAX-MANAGED U.S. EQUITY	SMALL COMPANY
FQ U.S. EQUITY	Epoch Investment Partners, Inc.
First Quadrant, L.P.	Kalmar Investment Advisers

INSTITUTIONAL MICRO-CAP	SPECIAL EQUITY
MICRO-CAP	Donald Smith & Co., Inc.
Lord, Abbett & Co. LLC	Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.	Skyline Asset Management, L.P.
OFI Institutional Asset Management, Inc.	Smith Asset Management Group, L.P.
Next Century Growth Investors LLC	Veredus Asset Management LLC
Westport Asset Management, Inc.

INTERNATIONAL EQUITY
AllianceBernstein L.P.	SYSTEMATIC VALUE
Lazard Asset Management, LLC	SYSTEMATIC MID CAP VALUE
Wellington Management Company, LLP	Systematic Financial Management, L.P.

CHICAGO EQUITY PARTNERS	VALUE
MID-CAP	Armstrong Shaw Associates Inc.
Chicago Equity Partners, LLC	Osprey Partners Investment Management, LLC

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

GLOBAL
Armstrong Shaw Associates Inc.
AllianceBernstein L.P.
First Quadrant, L.P.
Northstar Capital Management, Inc.
Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES
First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS) FIXED INCOME GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Evergreen Investment Management Co., LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

MONEY MARKET
JPMorgan Investment Advisors Inc.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Systematic Value Fund	$17,146	$11,408
Systematic Mid Cap Value Fund	$10,450	$6,000

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Systematic Value Fund	$6,000	$4,400
Systematic Mid Cap Value Fund(1)	$5,000	$4,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2007	2006	2007	2006	2007	2006
Control Affiliates	$467,485	$357,120	$1,264,360	$839,245	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)             The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)             There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	May 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	May 2, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	May 2, 2008